SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   June 28, 1996



          Falcon Cable Systems Company, a California limited partnership
              (Exact name of registrant as specified in its charter)



                                   California
                  (State or other jurisdiction of incorporation)



                1-9332                              95-4108170
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                          (Registrant's Telephone Number)





         ITEM 5.   OTHER EVENTS.

              On June 28, 1996, a complaint entitled Alan R. Markizon, et. al. vs. Falcon Cable Systems Company, et. al., case no. BC152485 filed in the Superior Court of the State of Cali-fornia, County of Los Angeles on June 21, 1996 (the "Markizon Complaint"), was served, which complaint is filed as exhibit 1 hereto, and is hereby incorporated herein by reference. As with the complaint entitled Frank O'Shea, IRA v. Waller Capi-tal Corp., et. al., case no. BC147386 filed in the Superior Court of the State of California, County of Los Angeles on April 1, 1996, Falcon Cable Systems Company, L.P. believes the Markizon Complaint is without merit.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.    Description

              1         Complaint entitled Alan R. Markizon, et. al.
                        vs. Falcon Cable Systems Company, et. al., case no. BC152485 filed in the Superior Court of the State of California, County of Los An-geles on June 21, 1996.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 3, 1996


                             FALCON CABLE SYSTEMS COMPANY

                             By:  Falcon Cable Investors Group,
                                  Managing General Partner

                             By:  Falcon Holding Group, L.P.
                                  General Partner

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:  /s/ Michael K. Menerey
                                       -----------------------------
                                       Michael K. Menerey, Secretary
                                       and Chief Financial Officer




























                                 EXHIBIT INDEX


         Exhibit No.              Description                Page No.

              1              Complaint entitled
                             Alan R. Markizon, et.
                             al. vs. Falcon Cable
                             Systems Company, et.
                             al., case no.
                             BC152485 filed in the
                             Superior Court of the
                             State of California,
                             County of Los Angeles
                             on June 21, 1996.